SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    ☒    Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive Proxy Statement.

☒ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

BlackRock Long-Term Municipal Advantage Trust

BlackRock California Insured Municipal Income Trust

BlackRock Florida Insured Municipal Income Trust

BlackRock New York Insured Municipal Income Trust

BlackRock Municipal Income Trust II

BlackRock New York Municipal Income Trust II

BlackRock California Municipal Income Trust II

BlackRock California Municipal Bond Trust

BlackRock Municipal Bond Trust

BlackRock Florida Municipal Bond Trust

BlackRock New Jersey Municipal Bond Trust

BlackRock New York Municipal Bond Trust

BlackRock Maryland Municipal Bond Trust

BlackRock Virginia Municipal Bond Trust

BlackRock California Municipal 2018 Term Trust

BlackRock New York Municipal 2018 Term Trust

BlackRock Municipal 2018 Term Trust

BlackRock California Municipal Income Trust

BlackRock Municipal Income Trust

BlackRock Florida Municipal Income Trust

BlackRock New Jersey Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock Insured Municipal Income Trust

BlackRock Pennsylvania Strategic Municipal Trust

BlackRock Strategic Municipal Trust

BlackRock Insured Municipal Term Trust, Inc.

BlackRock California Insured Municipal 2008 Term Trust, Inc.

BlackRock Florida Insured Municipal 2008 Term Trust

BlackRock Insured Municipal 2008 Term Trust, Inc.

BlackRock Investment Quality Municipal Trust, Inc.

BlackRock New York Insured Municipal 2008 Term Trust, Inc.

BlackRock California Investment Quality Municipal Trust, Inc.

BlackRock Florida Investment Quality Municipal Trust

BlackRock New Jersey Investment Quality Municipal Trust, Inc.

BlackRock New York Investment Quality Municipal Trust, Inc.

BlackRock Global Equity Income Trust

BlackRock Preferred and Equity Advantage Trust

BlackRock Real Asset Equity Trust

BlackRock World Investment Trust

BlackRock Enhanced Dividend AchieversTM Trust

BlackRock Global Opportunities Equity Trust

BlackRock High Income Shares

BlackRock Health Sciences Trust

BlackRock Global Energy and Resources Trust

BlackRock Global Floating Rate Income Trust

BlackRock S&P Quality Rankings Global Equity Managed Trust

BlackRock Strategic Dividend AchieversTM Trust

BlackRock Dividend AchieversTM Trust

BlackRock Limited Duration Income Trust

BlackRock Preferred Opportunity Trust

BlackRock Core Bond Trust

BlackRock Strategic Bond Trust

BlackRock Broad Investment Grade 2009 Term Trust, Inc.

BlackRock MuniYield Florida Insured Fund

BlackRock MuniYield Michigan Insured Fund, Inc.

BlackRock MuniYield New Jersey Insured Fund, Inc.

BlackRock MuniYield Pennsylvania Insured Fund

BlackRock S&P 500® Protected Equity Fund, Inc.

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

Master Senior Floating Rate LLC

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

BlackRock Diversified Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Floating Rate Income Strategies Fund II, Inc.

BlackRock MuniHoldings Florida Insured Fund

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Insured Fund, Inc.

BlackRock MuniHoldings New Jersey Insured Fund, Inc.

BlackRock MuniHoldings New York Insured Fund, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock Senior High Income Fund, Inc.

BlackRock Apex Municipal Fund, Inc.

BlackRock Corporate High Yield Fund, Inc.

BlackRock Corporate High Yield Fund III, Inc.

BlackRock Corporate High Yield Fund V, Inc.

BlackRock Corporate High Yield Fund VI, Inc.

BlackRock MuniAssets Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Insured Fund, Inc.

BlackRock MuniHoldings Insured Fund II, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Insured Fund, Inc.

BlackRock MuniYield Florida Fund

BlackRock MuniYield Insured Fund, Inc.

BlackRock MuniYield Michigan Insured Fund II, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New York Insured Fund, Inc.

BlackRock MuniYield Quality Fund, Inc.

BlackRock MuniYield Quality Fund II, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Preferred Income Strategies Fund, Inc.

BlackRock Preferred and Corporate Income Strategies Fund, Inc.

BlackRock Multi-Strategy Hedge Opportunities LLC

BlackRock Multi-Strategy Hedge Advantage

BlackRock Enhanced Equity Yield Fund, Inc.

BlackRock Enhanced Equity Yield & Premium Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock High Yield Trust

BlackRock Income Trust, Inc.

BlackRock Income Opportunity Trust, Inc.

BlackRock Municipal 2020 Term Trust

BlackRock Florida Municipal 2020 Term Trust

BlackRock International Growth and Income Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment	Of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 8/16/07

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Proxy Statement / Proxy Card

To view this material, have the 12-digit Control #'(s) available and visit: www.investoreconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 8/8/07.

To request material: **Internet:** www.investoreconnect.com **Telephone:** 1-800-579-1639 ****Email:** sendmaterial@investoreconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

LOGO

BLACKROCK-ADVISED FUNDS
100 BELLEVUE PARKWAY
WILMINGTON, DE 19809

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX40
2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40
3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXXX40
4-TEST PRINT
5-51 MERCEDES WAY
6-EDGEWOOD,
7-NY
8-11717

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BLACKROCK FUNDS

View Materials Online

To view your proxy materials online, go to WWW.INVESTORECONNECT.COM. Have the 12-digit control #'(s) available when you access the website and follow the instructions.

BARCODE

P99999-010
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PAGE A (OF DUPLEX A/B)

BLACKROCK FUNDS

Meeting Location
The Annual Meeting for holders as of 6/20/07
is to be held on 8/16/07 at 12:00 p.m. EST.
at: BlackRock, Inc.
Park Avenue Plaza
55 East 52nd Street
11th Floor
New York, NY 10022

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FACE CARD

If you choose to revoke your consent to the Householding of investor communications, you may do so by calling 1-800-542-1061.

Please have ready the 12-digit control number that appears to the right of the arrow for each account for which you choose to revoke your consent.

Once you revoke your consent to the Householding of investor communications, each primary account holder will begin receiving individual copies within 30 days of your revocation.

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PAGE B (OF DUPLEX A/B)

Voting items

The Board Members responsible for your fund recommend that you vote "For" each of the proposals.

1. Election of Nominees.

01) G. Nicholas Beckwith, III	08) Henry Gabbay
02) Richard E. Cavanagh	09) Jerrold B. Harris
03) Richard S. Davis	10) R. Glenn Hubbard
04) Kent Dixon	11) W. Carl Kester
05) Frank J. Fabozzi	12) Karen P. Robards
06) Kathleen F. Feldstein	13) Robert S. Salomon, Jr.
07) James T. Flynn	

2. To approve amending the declaration of trust.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

BARCODE

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CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXX
Cusip
P99999-010
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PAGE C (OF DUPLEX C/D)

Voting items

The Board Members responsible for your fund recommend that you vote "For" the proposal.

1. Election of Nominees.

01) G. Nicholas Beckwith, III
02) Richard E. Cavanagh
03) Richard S. Davis
04) Kent Dixon
05) Frank J. Fabozzi
06) Kathleen F. Feldstein
07) James T. Flynn
08) Henry Gabbay
09) Jerrold B. Harris
10) R. Glenn Hubbard
11) W. Carl Kester
12) Karen P. Robards
13) Robert S. Salomon, Jr.

2. Not applicable.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

BARCODE

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CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

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BENEFICIAL PAGE C (OF DUPLEX C/D) NOTICE 1

Voting items

The Board Members responsible for your fund recommend that you vote "For" the proposal.

1. Election of Nominees.

   01) Frank J. Fabozzi
   02) W. Carl Kester

2. Not applicable.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

BARCODE

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CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

P99999-010
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15
OF

BENEFICIAL PAGE C (OF DUPLEX C/D) NOTICE 1

Voting items

The Board Members responsible for your fund recommend that you vote "For" the proposal.

1. Election of Nominees.

01) G. Nicholas Beckwith, III	07) Henry Gabbay
02) Richard E. Cavanagh	08) Jerrold B. Harris
03) Richard S. Davis	09) R. Glenn Hubbard
04) Kent Dixon	10) Karen P. Robards
05) Kathleen F. Feldstein	11) Robert S. Salomon, Jr.
06) James T. Flynn	

2. Not applicable.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

BARCODE

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CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

P99999-010
12
15
OF

BENEFICIAL PAGE C (OF DUPLEX C/D) NOTICE 1

Voting items

The Board Members responsible for your fund recommend that you vote "For" the proposal.

1. Election of Nominees.

   01) G. Nicholas Beckwith, III
   02) Richard E. Cavanagh
   03) Richard S. Davis
   04) Kent Dixon
   05) Kathleen F. Feldstein
   06) James T. Flynn
   07) Henry Gabbay
   08) Jerrold B. Harris
   09) R. Glenn Hubbard
   10) Karen P. Robards
   11) Robert S. Salomon, Jr.

2. To approve amending the declaration of trust.

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

BARCODE

CONTROL # → 0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40
FINANCIAL SOLUTIONS
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

P99999-010
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BENEFICIAL PAGE C (OF DUPLEX C/D) NOTICE 1

02 0000000000 999999999999

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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Acct #XXXXXXXXXXXXX
SHARESXXXXXXXXXXXX
Cusip
P99999-010
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